Exhibit 10.1
THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 23, 2010, by and among THERMADYNE INDUSTRIES, INC., a Delaware corporation (“Industries”), THERMAL DYNAMICS CORPORATION, a Delaware corporation (“Dynamics”), VICTOR EQUIPMENT COMPANY, a Delaware corporation (“Victor”), C & G MERGER CO., an Illinois corporation (“C & G”), STOODY COMPANY, a Delaware corporation (“Stoody”), THERMADYNE INTERNATIONAL CORP., a Delaware corporation (“International”, and collectively with Stoody, C & G, Victor, Dynamics and Industries, the “Borrowers”), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Agent”) and the Persons signatory hereto as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined).
RECITALS
WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2007 (as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers and the other Credit Parties have requested that Agent and Lenders amend certain provisions of the Credit Agreement; and
WHEREAS, the Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.
NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:
(a) Subsection 6.2(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(i) any Borrower may (x) make investments in, or create, any wholly-owned Foreign Subsidiary and (y) make investments in other foreign Persons; provided that:
(1) the aggregate amount of such foreign investments funded after the Third Amendment Effective Date permitted by clause (x) and clause (y) of this subsection 6.2(i) outstanding from time to time, exclusive of investments permitted by subsection 6.2(k), (the “Outstanding Foreign Investment Amount”) shall not exceed $10,000,000; provided that when calculating the Outstanding Foreign Investment Amount at any point in time, the amount of such investments shall be reduced by the total of the amounts repatriated on and after the after the Third Amendment Effective Date to any Borrower on account of such investments made in wholly-owned Foreign Subsidiaries, even if such reduction reduces the Outstanding Foreign Investment Amount to less than $0;

(2) the aggregate amount of such foreign investments permitted by clause (y) of this subsection 6.2(i) funded after the Third Amendment Effective Date shall not exceed $3,000,000;
(3) if, at the time of any such proposed investment, (A) an Event of Default has occurred and is continuing or Borrowing Availability is less than $10,000,000 and (B) the Outstanding Foreign Investment Amount exceeds $5,000,000 or would exceed $5,000,000 after giving effect to such proposed investment, such proposed investment shall be subject to the prior approval of Agent acting in its sole discretion;
(4) 65% of the stock of any such direct Foreign Subsidiary (except in that in the case of the Australian Collateral Party, 100% of such stock) shall be pledged to secure the Obligations; and
(5) Borrowers shall, concurrently with the delivery of financial statements for each Fiscal Month, deliver to Agent a summary of foreign investments in Foreign Subsidiaries and other Persons, net of repatriations;”
(b) Annex A to the Credit Agreement is hereby amended by inserting the following definitions or, if contained therein, amending and restating such definitions to read in their entirety as follows:
““Capital Expenditures” means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP.”
““Fixed Charges” means, with respect to any Person for any fiscal period:
(a) the aggregate of all Interest Expense paid or accrued (without duplication) during such period (less any interest income received in cash during such period), plus
(b) scheduled payments of principal with respect to Indebtedness during such period, including amortization of the ABL Borrowing Base in the amount of the Amortization Amount per calendar quarter in accordance with clause (i) of the definition of Borrowing Base, plus

(c) Capital Expenditures during such period (other than that portion of such Capital Expenditures:
(i) financed by lenders other than the Lenders hereunder; and
(ii) equal to the lesser of
(x) the amount of Capital Expenditures from the Third Amendment Effective Date through the first anniversary thereof (the “Measuring Period”) and
(y) the sum of (1) additional principal of Second Lien Obligations which were incurred in August 2009 and spent on Capital Expenditures during the Measuring Period, up to $11,000,000 and (2) an amount equal to the proceeds of the Revolving Loans derived from the Incremental M&E Availability during the period of January 1, 2010 through March 31, 2010), plus
(d) income taxes paid or currently payable in cash with respect to such fiscal period, which shall not be less than zero.”
““Outstanding Foreign Investment Amount” has the meaning ascribed to it in subsection 6.2(i) of the Credit Agreement.”
““Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement entered into as of February 23, 2010 among the Borrowers, the other Credit Parties, the Agent and the Lenders signatory thereto.”
““Third Amendment Effective Date” means the date on which the Third Amendment becomes effective.”
(c) Annex G to the Credit Agreement is hereby amended by amending and restating subsection (a) (ii) contained therein in its entirety to read as follows:
“(ii) Minimum Fixed Charge Coverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of the Fiscal Quarters ending (A) on December 31, 2009, a Fixed Charge Coverage Ratio for the 3-month period then ended of not less than 1.00, (B) on March 31, 2010, a Fixed Charge Coverage Ratio for the 6-month period then ended of not less than 1.10; (C) on June 30, 2010, a Fixed Charge Coverage Ratio for the 9-month period then ended of not less than 1.10; and (D) each Fiscal Quarter thereafter, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.10.”

2. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:
(a) the execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and
(b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
3. Conditions To Effectiveness. This Amendment shall be effective upon the following (all in form and substance satisfactory to Agent):
(a) execution and delivery of this Amendment by Agent, Requisite Lenders and Credit Parties;
(b) execution and delivery of an amendment to the Second Lien Credit Agreement by each of the parties thereto; and
(c) payment in full of all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment, as provided in Section 11.3(a) of the Credit Agreement.
4. Reference To And Effect Upon The Credit Agreement.
(a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.
(b) The execution, delivery and effectiveness of this Amendment shall not (i) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (ii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
8. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations, taking into account the provisions of this Amendment.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:	/s/ Jack Morrone
Duly Authorized Signatory
[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

CREDIT PARTIES: THERMADYNE INDUSTRIES, INC.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMAL DYNAMICS CORPORATION
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

VICTOR EQUIPMENT COMPANY
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

C & G MERGER CO.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

STOODY COMPANY
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMADYNE INTERNATIONAL CORP.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO
[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

C&G SYSTEMS HOLDING, INC.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMADYNE AUSTRALIA PTY LTD.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Director

CIGWELD PTY LTD.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Director

THERMADYNE WELDING PRODUCTS CANADA LIMITED
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO

THERMADYNE INDUSTRIES LIMITED
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	EVP CFO & CAO
[Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]